UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                     December 18, 2012

SMART ABS SERIES 2012-4US TRUST

(Exact name of Issuing Entity as specified in its charter)

MACQUARIE LEASING PTY LIMITED

(Exact name of Registrant, Depositor and Sponsor as specified in its charter)

Australia	333-181822-01 333-181822	98-1073245
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Level 3 9 Hunter Street Sydney, NSW 2000, Australia		Not Applicable
(Address of principal executive offices)		(Zip Code)

+ 61 (2) 8232-3333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01     Other Events

The consolidated financial statements of Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) (“ANZ”) and its subsidiaries as of September 30, 2012, and for the year ended September 30, 2012 (the “Annual Financial Statements”) are included in this Form 8-K and are incorporated by reference in the registration statement (No. 333-181822) on Form S-3 of the Registrant (the “Registration Statement”) and the prospectus supplement (the “Prospectus Supplement”) relating to SMART ABS Series 2012-4US Trust. The Annual Financial Statements have been audited by KPMG. The consent of KPMG to the incorporation by reference of their audit reports on such Annual Financial Statements in the Registration Statement and the Prospectus Supplement and to their being referred to as “Experts” in the Prospectus Supplement and the Registration Statement, are attached hereto as Exhibit 23.1. The Annual Financial Statements are attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statement and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Exhibits:

23.1	Consent of KPMG

99.1	Consolidated financial statements of ANZ and its subsidiaries as of September 30, 2012 and for the year ended September 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACQUARIE LEASING PTY LIMITED

By:	/s/ Karleen Munns
Name: Karleen Munns
Title: Director

Date:  December 18, 2012

EXHIBITS INDEX

Exhibit 23.1	Consent of KPMG

Exhibit 99.1	Consolidated financial statements of ANZ and its subsidiaries as of September 30, 2012 and for the year ended September 30, 2012